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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                      February 16, 2006 (February 10, 2006)

                            CAPITAL GOLD CORPORATION
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             (Exact name of registrant as specified in its charter)

           Delaware                  0-13078                     13-3180530
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(state or other jurisdiction       (Commission                (I.R.S. Employer
      of incorporation)            File Number)             (Identification No.)

             76 Beaver Street, New York, NY                      10005
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        (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code: (212) 344-2785

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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On February 10, 2006, we issued 12,780,000 shares of our Common Stock and warrants to purchase an aggregate of up to 3,195,000 shares of our Common Stock in a private placement to 37 investors. The aggregate offering price was approximately $3,195,000. IBK Capital Corp. acted as Placement Agent. We paid a 9% cash fee to the placement agent and issued to the placement agent warrants to purchase up to 934,000 shares of our Common Stock.

The Warrant issued to each purchaser is exercisable for one share of our Common Stock, at an exercise price equal to $0.30 per share. Each Warrant has a term of eighteen months and is fully exercisable from the date of issuance.

We have agreed to file with the Securities and Exchange Commission a registration statement covering resales of the foregoing shares and shares issuable upon the exercise of the foregoing Warrants.

The foregoing securities were issued pursuant to exemptions from registration provided by Regulation S and/or Rule 506 of the Securities Act of 1933.

For more information about the warrants issued to the investors and the placement agent, please see the forms of warrant filed as exhibits hereto.

In addition, in December 2005 and January 2006, we issued an aggregate of 2,955,004 shares of our Common Stock upon exercise of outstanding warrants and options pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933.

SECTION 8 - OTHER EVENTS
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ITEM 8.01 OTHER EVENTS.

Standard Bank Plc. extended its commitment letter for a senior project finance facility of up to US$12 million for the development of our El Chanate project until April 30, 2006.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

The following Exhibit is filed as part of this report:

Exhibit No.      Description
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4.1              Form of Warrant
4.2              Placement Agent Warrant


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAPITAL GOLD CORPORATION


February 16, 2005                       By: /s/ Gifford A. Dieterle
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                                                Gifford A. Dieterle, President


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